Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Third Quarter 2005

September 30, 2005

Table of Contents
Assured Guaranty Ltd.
Selected Financial Highlights
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Segment Consolidation
Financial Guaranty Direct Segment
Financial Guaranty Reinsurance Segment
Mortgage Guaranty Segment
Other Segment
Loss and LAE Reserves
Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposures
Closely Monitored Credits
Largest Exposures by Sector
Consolidated Capital and Claims Paying Resources
Summary Financial and Statistical Data

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004, our 10-Q’s dated March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005 and June 30, 2005 and our 10-K for the year ended December 31, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements, such as its statements regarding PVP and present value of estimated installment premiums in force, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2005	2004	3Q-04	2005	2004	YTD 2004
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$61.9	$48.0	29%	$202.4	$207.5	-2%
Less: Installment premium PVP	40.3	23.5	72%	126.4	111.8	13%
Upfront financial guaranty & mortgage guaranty GWP	21.6	24.5	-12%	76.0	95.7	-21%
Less: Upfront premium due to novations	—	—	—	18.4	—	NMF
Plus: Installment GWP	32.3	32.5	-1%	104.5	107.7	-3%

Financial guaranty & mortgage guaranty GWP	53.9	57.0	-5%	162.1	203.4	-20%
Plus: Other segment GWP	21.6	5.2	316%	32.0	(78.4)	NMF
Total GWP	$75.6	$62.2	22%	$194.1	$125.0	55%

Net income	$39.2	$44.5	-12%	$150.3	$134.5	12%

Less: After-tax realized gains on investments	0.1	0.8	-88%	2.8	7.1	-61%
Less: After-tax unrealized gains (losses) on derivatives	0.2	10.1	-98%	(7.9)	22.2	NMF
Operating income (b)	$38.9	$33.6	16%	$155.4	$105.2	48%

Book value	$1,633.6	$1,487.9	10%
Plus: Net unearned premium reserve less DAC, after-tax (1)	304.6	249.2	22%
Plus: Net present value of installment premiums in-force, after-tax	306.3	281.4	9%
Adjusted book value (c)	$2,244.6	$2,018.5	11%

ROE, excluding AOCI	10.0%	12.8%		13.2%	13.0%

Less: After-tax realized gains on investments	—	0.2%		0.2%	0.7%
Less: After-tax unrealized gains (losses) on derivatives	—	2.9%		-0.7%	2.1%
Operating ROE, excluding AOCI (b)	10.0%	9.7%		13.7%	10.1%

Per diluted share:
Net income	$0.53	$0.59	-10%	$2.02	$1.79	13%

Less: After-tax realized gains on investments	—	0.01	NMF	0.04	0.10	-60%
Less: After-tax unrealized gains (losses) on derivatives	0.01	0.13	-92%	(0.11)	0.30	NMF
Operating income (b)	$0.52	$0.45	16%	$2.09	$1.40	49%

Book value	$21.81	$19.58	11%
Plus: Net unearned premium reserve less DAC, after-tax (1)	4.07	3.28	24%
Plus: Net present value of installment premiums in-force, after-tax	4.09	3.70	11%
Adjusted book value (c)	$29.96	$26.56	13%

Additional information:
Shares outstanding at the end of period	74.9	76.0	-1%	74.9	76.0	-1%
Weighted average basic shares outstanding	73.9	75.0	-1%	74.0	75.0	-1%
Weighted average diluted shares outstanding	74.5	75.0	-1%	74.5	75.0	-1%

Consolidated net debt service outstanding	$139,093	$134,050	4%
Consolidated net par outstanding	97,320	92,467	5%
Consolidated claims-paying resources	3,077	2,781	11%

(1) Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2005	2004	3Q-04	2005	2004	YTD 2004

Revenues
Gross written premiums	$75.6	$62.2	22%	$194.1	$125.0	55%

Net written premiums	53.2	55.0	-3%	159.9	18.2	NMF

Net earned premiums	54.5	53.4	2%	150.9	130.7	15%

Net investment income	24.4	23.2	5%	71.2	71.0	—
Other income	0.1	—	NMF	0.2	0.6	-67%
Total revenues	$79.0	$76.6	3%	$222.3	$202.3	10%

Expenses
Loss and loss adjustment expenses	(0.8)	4.2	NMF	(69.3)	(32.2)	115%
Profit commission expense	2.0	1.1	82%	6.4	11.4	-44%
Acquisition costs	13.0	14.2	-8%	34.9	35.8	-3%
Other operating expenses	15.0	14.0	7%	44.0	53.3	-17%
Other expenses	4.1	3.4	21%	13.3	9.0	48%
Total expenses	$33.3	$36.9	-10%	$29.2	$77.2	64%

Income before provision for income taxes	45.7	39.7	15%	193.1	125.1	54%

Total provision for income taxes	6.8	6.1	11%	37.7	19.9	89%

Operating income (b)	$38.9	$33.6	16%	$155.4	$105.2	48%

After-tax net realized gains on investments	0.1	0.8	-88%	2.8	7.1	-61%
After-tax unrealized gains (losses) on derivative instruments	0.2	10.1	-98%	(7.9)	22.2	NMF

Net income	$39.2	$44.5	-12%	$150.3	$134.5	12%

Per diluted share
Operating income (b)	$0.52	$0.45	16%	$2.09	$1.40	49%
After-tax net realized gains on investments	—	0.01	NMF	0.04	0.10	-60%
After-tax unrealized gains (losses) on derivative instruments	0.01	0.13	-92%	(0.11)	0.30	NMF
Net income	$0.53	$0.59	-10%	$2.02	$1.79	13%

Weighted average shares outstanding (in millions)
Basic shares outstanding	73.9	75.0	-1%	74.0	75.0	-1%
Plus: effect of options	0.3	—	NMF	0.2	—	NMF
Plus: effect of restricted stock	0.2	—	NMF	0.2	—	NMF
Diluted shares outstanding	74.5	75.0	-1%	74.5	75.0	-1%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Some amounts may not foot due to rounding.

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	September 30,	December 31,
	2005	2004

Assets
Fixed maturity securities, at fair value	$2,192.5	$1,965.1
Short-term investments, at cost which approximates fair value	62.8	175.8
Total investments	2,255.3	2,140.9

Cash and cash equivalents	7.1	17.0
Accrued investment income	22.7	21.9
Deferred acquisition costs	190.0	186.4
Prepaid reinsurance premiums	12.9	15.2
Reinsurance recoverable on ceded losses	107.2	120.2
Premiums receivable	33.4	40.8
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	34.8	43.9
Other assets	18.0	22.3
Total assets	$2,766.7	$2,694.0

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$527.9	$521.3
Reserves for losses and loss adjustment expenses	201.2	226.5
Profit commissions payable	47.3	61.7
Reinsurance balances payable	17.9	25.1
Current income taxes	12.4	—
Deferred income taxes	17.7	40.1
Funds held by Company under reinsurance contracts	55.1	50.8
Long-term debt	197.3	197.4
Other liabilities	56.2	43.7
Total liabilities	1,133.1	1,166.4

Shareholders’ equity
Common stock	0.7	0.8
Treasury stock	(7.9)	(7.9)
Additional paid-in capital	885.4	894.2
Unearned stock grant compensation	(9.4)	(6.7)
Retained earnings	711.8	568.3
Accumulated other comprehensive income	52.9	79.0
Total shareholders’ equity	1,633.6	1,527.6

Total liabilities and shareholders’ equity	$2,766.7	$2,694.0

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended September 30, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$6.3	$20.2	$—	$26.5		$26.5
Structured finance	33.0	2.3	—	35.3		35.3
Total PVP	$39.4	$22.5	$—	$61.9		$61.9

Income statement:
Gross written premiums	$24.9	$27.3	$1.7	$53.9	$21.6	$75.6
Net written premiums	24.2	27.3	1.7	53.2	—	53.2

Net earned premiums	18.3	32.0	4.3	54.5	—	54.5

Loss and loss adjustment expenses	(4.0)	4.3	0.3	0.6	(1.3)	(0.8)
Profit commission expense	—	1.1	0.9	2.0	—	2.0
Acquisition costs	1.6	11.0	0.4	13.0	—	13.0
Operating expenses	9.9	4.3	0.8	15.0	—	15.0
Total underwriting expenses	$7.5	$20.7	$2.4	$30.6	$(1.3)	$29.2

Underwriting gain	$10.8	$11.3	$1.9	$24.0	$1.3	$25.3

Loss and loss adjustment expense ratio	-21.9%	13.3%	6.9%	1.0%		-1.5%
Expense ratio	62.9%	51.4%	48.5%	55.0%		55.0%
Combined ratio	41.0%	64.7%	55.4%	56.0%		53.5%

	Quarter Ended September 30, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$—	$33.9	$—	$33.9		$33.9
Structured finance	7.9	5.0	1.1	14.0		14.0
Total PVP	$7.9	$38.9	$1.1	$48.0		$48.0

Income statement:
Gross written premiums	$16.1	$35.6	$5.3	$57.0	$5.2	$62.2
Net written premiums	14.1	35.6	5.3	55.0	—	55.0

Net earned premiums	16.5	31.9	5.1	53.4	—	53.4

Loss and loss adjustment expenses	(1.2)	10.8	(5.4)	4.2	—	4.2
Profit commission expense	—	(0.2)	1.3	1.1	—	1.1
Acquisition costs	1.4	12.1	0.5	14.2	—	14.2
Operating expenses	8.5	4.7	1.0	14.0	—	14.0
Total underwriting expenses	$8.7	$27.4	$(2.6)	$33.7	$—	$33.7

Underwriting gain	$7.8	$4.5	$7.7	$20.0	$—	$20.0

Loss and loss adjustment expense ratio	-7.3%	33.9%	-105.9%	7.9%		7.9%
Expense ratio	59.8%	51.9%	55.5%	54.8%		54.8%
Combined ratio	52.5%	85.8%	-50.4%	62.7%		62.7%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Nine Months Ended September 30, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$14.2	$65.0	$—	$79.2		$79.2
Structured finance	85.3	24.8	13.1	123.1		123.1
Total PVP	$99.5	$89.8	$13.1	$202.4		$202.4

Income statement:
Gross written premiums	$69.6	$69.5	$23.0	$162.1	$32.0	$194.1
Net written premiums	67.6	69.2	23.0	159.9	—	159.9

Net earned premiums	54.7	82.2	14.0	150.9	—	150.9

Loss and loss adjustment expenses	(0.5)	(66.9)	0.5	(66.9)	(2.4)	(69.3)
Profit commission expense	—	3.4	2.9	6.3	—	6.4
Acquisition costs	4.7	28.6	1.5	34.9	—	34.9
Operating expenses	27.6	14.4	1.9	43.9	—	44.0
Total underwriting expenses	$31.8	$(20.5)	$6.8	$18.2	$(2.4)	$15.8

Underwriting gain	$22.9	$102.7	$7.2	$132.8	$2.4	$134.9

Loss and loss adjustment expense ratio	-0.8%	-81.5%	3.5%	-44.3%		-45.9%
Expense ratio	59.0%	56.5%	44.9%	56.4%		56.5%
Combined ratio	58.2%	-25.0%	48.4%	12.1%		10.6%

	Nine Months Ended September 30, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$2.9	$110.9	$—	$113.8		$113.8
Structured finance	27.2	46.2	20.3	93.6		93.6
Total PVP	$30.1	$157.1	$20.3	$207.5		$207.5

Income statement:
Gross written premiums	$59.4	$123.8	$20.2	$203.4	$(78.4)	$125.0
Net written premiums	56.7	123.8	20.2	200.7	(182.5)	18.2

Net earned premiums	73.3	77.8	28.5	179.6	(48.9)	130.7

Loss and loss adjustment expenses	13.8	13.8	(9.9)	17.7	(49.9)	(32.2)
Profit commission expense	—	0.2	10.6	10.8	0.6	11.4
Acquisition costs	2.9	25.9	3.1	32.0	3.7	35.8
Operating expenses (2)	23.1	12.7	2.8	38.4	3.5	41.9
Total underwriting expenses	$39.8	$52.6	$6.6	$98.9	$(42.0)	$57.0

Underwriting gain (loss)	$33.5	$25.2	$21.9	$81.0	$(7.1)	$73.9

Loss and loss adjustment expense ratio	18.8%	17.7%	-34.7%	9.9%	102.0%	-24.6%
Expense ratio	35.4%	49.8%	57.8%	45.2%	-16.1%	68.2%
Combined ratio	54.2%	67.5%	23.1%	55.1%	85.9%	43.6%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) YTD 2004 excludes $11.3 million of operating expenses, related to accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$30.1	$99.5
Less: Present value of installment premiums (a)	7.9	14.4	7.9	33.9	35.8	17.6	33.0	30.1	86.4
Upfront gross written premiums (GWP)	—	—	—	5.7	1.7	5.1	6.3	—	13.1
Plus: Installment GWP	25.6	17.7	16.1	15.6	22.1	15.8	18.6	59.4	56.5
Financial guaranty direct GWP	$25.6	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$59.4	$69.6

Income statement:
Gross written premiums	$25.6	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$59.4	$69.6
Net written premiums	25.3	17.3	14.1	20.9	23.1	20.4	24.2	56.7	67.6

Net earned premiums:
Public finance	—	—	—	0.1	0.1	0.4	0.7	0.1	1.3
Structured finance	40.7	16.1	16.5	15.4	20.3	15.6	17.6	73.2	53.4
Total net earned premiums	40.7	16.1	16.5	15.5	20.4	16.0	18.3	73.3	54.7

Loss and loss adjustment expenses	13.4	1.6	(1.2)	1.0	(1.5)	5.0	(4.0)	13.8	(0.5)
Profit commission expense	—	—	—	—	—	—	—	—	—
Acquisition costs	1.4	0.1	1.4	1.6	1.5	1.6	1.6	2.9	4.7
Operating expenses (1)	5.5	9.1	8.5	8.6	9.4	8.4	9.9	23.1	27.6
Total expenses	$20.3	$10.8	$8.7	$11.3	$9.4	$15.0	$7.5	$39.8	$31.8

Underwriting gain	$20.4	$5.3	$7.8	$4.2	$11.0	$1.1	$10.8	$33.5	$22.9

Loss and loss adjustment expense ratio	32.9%	9.9%	-7.3%	6.5%	-7.1%	31.3%	-21.9%	18.8%	-0.8%
Expense ratio	17.0%	57.1%	59.8%	66.3%	53.1%	62.2%	62.9%	35.4%	59.0%
Combined ratio	49.9%	67.0%	52.5%	72.8%	46.0%	93.5%	41.0%	54.2%	58.2%

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$—	$2.9	$—	$5.7	$1.6	$6.3	$6.3	$2.9	$14.2
Structured finance	7.9	11.4	7.9	33.9	35.9	16.4	33.0	27.2	85.3
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$30.1	$99.5

U.S.	$4.2	$11.1	$7.9	$34.6	$32.5	$21.2	$31.6	$23.2	$85.4
Non-U.S.	3.7	3.2	—	5.0	4.9	1.5	7.7	6.9	14.1
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$30.1	$99.5

Par written:
Public finance	$—	$246	$508	$194	$77	$386	$224	$754	$687
Structured finance	1,488	2,444	854	7,263	1,438	2,137	4,987	4,785	8,563
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$5,212	$5,539	$9,250

U.S.	$1,435	$2,397	$854	$7,357	$1,250	$2,422	$4,859	$4,686	$8,531
International	53	293	508	100	265	102	353	853	720
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$5,212	$5,539	$9,250

Par outstanding:
Public finance	$2,112	$2,321	$2,852	$3,144	$3,146	$3,463	$3,647	$2,852	$3,647
Structured finance	21,737	23,454	23,605	28,468	27,444	26,556	29,751	23,605	29,751
Total	$23,849	$25,775	$26,457	$31,612	$30,590	$30,019	$33,397	$26,457	$33,397

Present value of installment premiums in force: (a)	$220.6	$219.7	$218.9	$231.0	$238.3	$216.4	$230.4	$218.9	$230.4
Unearned premium reserve net of ceded reinsurance	16.0	17.1	14.7	20.3	23.0	27.0	33.2	14.7	33.2

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(1 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$78.1	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$157.1	$89.8
Less: Present value of installment premiums (a)	40.0	17.2	14.5	11.6	12.1	20.7	7.2	71.7	40.0
Upfront gross written premiums (GWP)	38.1	22.9	24.5	24.1	20.0	14.6	15.3	85.4	49.8
Less: Upfront premium due to novations (4)	—	—	—	—	—	18.4	—	—	18.4
Plus: Installment GWP (2)	14.3	12.9	11.1	12.4	14.0	12.0	12.0	38.4	38.1
Financial guaranty reinsurance GWP	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$123.8	$69.5

Income statement:
Gross written premiums	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$123.8	$69.5
Net written premiums	52.4	35.8	35.6	36.3	34.0	8.0	27.3	123.8	69.2

Net earned premiums:
Scheduled net earned premiums	17.5	21.1	26.7	31.5	21.6	23.6	27.2	65.3	72.4
Net earned premiums from refundings	2.9	4.4	5.2	5.0	1.4	3.6	4.8	12.5	9.8
Total net earned premiums	20.4	25.5	31.9	36.5	23.0	27.2	32.0	77.8	82.2

Loss and loss adjustment expenses	3.9	(0.9)	10.8	1.6	(7.1)	(64.1)	4.3	13.8	(66.9)
Profit commission expense	0.1	0.3	(0.2)	0.9	—	2.3	1.1	0.2	3.4
Acquisition costs	7.1	6.7	12.1	13.0	8.1	9.5	11.0	25.9	28.6
Operating expenses (3)	3.0	5.0	4.7	4.8	4.4	5.7	4.3	12.7	14.4
Total expenses	$14.1	$11.1	$27.4	$20.2	$5.4	$(46.6)	$20.7	$52.6	$(20.5)

Underwriting gain	$6.3	$14.4	$4.5	$16.2	$17.6	$73.8	$11.3	$25.2	$102.7

Loss and loss adjustment expense ratio	19.1%	-3.5%	33.9%	4.4%	-30.9%	-235.7%	13.3%	17.7%	-81.5%
Expense ratio	50.0%	47.1%	51.9%	51.1%	54.3%	64.3%	51.4%	49.8%	56.5%
Combined ratio	69.1%	43.6%	85.8%	55.5%	23.4%	-171.4%	64.7%	67.5%	-25.0%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums. As a result, prior period amounts have been restated. This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3) 2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(4) Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(2 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$45.8	$31.2	$33.9	$26.4	$29.0	$15.8	$20.2	$110.9	$65.0
Structured finance	32.3	8.9	5.0	9.3	3.1	19.4	2.3	46.2	24.8
Total	$78.1	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$157.1	$89.8

Par written:
Public finance	$1,932	$1,590	$2,262	$1,443	$2,206	$287	$1,410	$5,784	$3,903
Structured finance	1,154	629	507	861	1,718	704	240	2,290	2,662
Total	$3,086	$2,219	$2,769	$2,304	$3,924	$991	$1,650	$8,074	$6,565

Par outstanding:
Public finance	$51,806	$52,061	$52,926	$51,324	$52,579	$51,039	$51,110	$52,926	$51,110
Structured finance	13,935	13,514	13,084	12,656	13,225	13,809	12,812	13,084	12,812
Total	$65,741	$65,575	$66,010	$63,980	$65,804	$64,848	$63,922	$66,010	$63,922

Present value of installment premiums in force (a)	$140.3	$147.2	$138.0	$138.9	$142.9	$152.3	$147.4	$138.0	$147.4
Unearned premium reserve net of ceded reinsurance	436.4	441.0	444.2	443.8	454.8	435.6	430.9	444.2	430.9

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$19.2	$—	$1.1	$6.9	$13.1	$—	$—	$20.3	$13.1
less: Present value of installment premiums (a)	8.9	—	1.1	6.9	—	—	—	10.0	—
Upfront gross written premiums (GWP)	10.3	—	—	—	13.1	—	—	10.3	13.1
plus: Installment GWP	3.7	0.9	5.3	4.2	6.3	1.9	1.7	9.9	10.0
Mortgage guaranty GWP	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$20.2	$23.0

Income statement:
Gross written premiums	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$20.2	$23.0
Net written premiums	14.0	0.9	5.3	4.2	19.4	1.9	1.7	20.2	23.0

Net earned premiums	8.4	15.0	5.1	5.2	4.6	5.1	4.3	28.5	14.0

Loss and loss adjustment expenses	(1.2)	(3.3)	(5.4)	(2.0)	0.2	—	0.3	(9.9)	0.5
Profit commission expense	5.0	4.3	1.3	3.5	1.0	1.0	0.9	10.6	2.9
Acquisition costs	0.9	1.7	0.5	0.6	0.5	0.6	0.4	3.1	1.5
Operating expenses (1)	0.6	1.1	1.0	1.0	0.7	0.4	0.8	2.8	1.9
Total expenses	$5.3	$3.8	$(2.6)	$3.2	$2.4	$2.0	$2.4	$6.6	$6.8

Underwriting gain	$3.1	$11.2	$7.7	$2.0	$2.2	$3.1	$1.9	$21.9	$7.2

Loss and loss adjustment expense ratio	-14.3%	-22.0%	-105.9%	-37.8%	4.3%	—	6.9%	-34.7%	3.5%
Expense ratio	77.6%	47.5%	55.5%	98.5%	47.4%	39.6%	48.5%	57.8%	44.9%
Combined ratio	63.3%	25.5%	-50.4%	60.7%	51.7%	39.6%	55.4%	23.1%	48.4%

Risk in force	$2,201	$2,394	$2,437	$2,325	$2,582	$2,547	$2,389	$2,437	$2,389
Risk written	237	—	136	271	419	—	—	372	419
Unearned premium reserve net of ceded reinsurance	57.6	43.5	43.7	42.7	57.5	54.2	51.5	43.7	51.5

(1) 2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	YTD 2004	YTD 2005
Income statement:
Gross written premiums	$(93.6)	$10.0	$5.2	$3.8	$0.9	$9.5	$21.6	$(78.4)	$32.0
Net written premiums	(98.5)	(84.0)	—	—	—	—	—	(182.5)	—

Net earned premiums	17.2	(66.0)	—	—	—	—	—	(48.9)	—

Loss and loss adjustment expenses	7.5	(57.4)	—	(0.4)	(1.1)	—	(1.3)	(49.9)	(2.4)
Profit commission expense	0.4	0.2	—	—	—	—	—	0.6	—
Acquisition costs	3.6	—	—	—	—	—	—	3.7	—
Operating expenses (1)	3.5	—	—	—	—	—	—	3.5	—
Total expenses	$15.1	$(57.2)	$—	$(0.4)	$(1.1)	$—	$(1.3)	$(42.0)	$(2.4)

Underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$(7.1)	$2.4

Loss and loss adjustment expense ratio	43.6%	87.0%	—	—	—	—	—	102.0%	—
Expense ratio	44.0%	-0.3%	—	—	—	—	—	-16.1%	—
Combined ratio	87.6%	86.7%	—	—	—	—	—	85.9%	—

Net earned premiums:
Equity layer credit protection	$5.4	$—	$—	$—	$—	$—	$—	$5.4	$—
Trade credit reinsurance	9.3	(34.6)	—	—	—	—	—	(25.3)	—
Title reinsurance	2.5	0.8	—	—	—	—	—	3.3	—
Auto residual value reinsurance	—	(32.2)	—	—	—	—	—	(32.2)	—
Total net earned premiums	$17.2	$(66.0)	$—	$—	$—	$—	$—	$(48.9)	$—

Underwriting gain (loss): (1)
Equity layer credit protection	$2.5	$0.5	$—	$0.4	$1.1	$—	$1.3	$3.0	$2.4
Trade credit reinsurance	1.4	(4.2)	—	—	—	—	—	(2.8)	—
Title reinsurance	0.7	0.3	—	—	—	—	—	1.0	—
Auto residual value reinsurance	(2.5)	(5.4)	—	—	—	—	—	(7.9)	—
Total underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$(7.1)	$2.4

(1) 2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of September 30, 2005	As of December 31, 2004
Loss and LAE reserves by segment:
Financial guaranty direct	$18.6	$19.9
Financial guaranty reinsurance	78.8	78.8
Mortgage guaranty	11.2	11.2
Other	92.6	116.6
Total	$201.2	$226.5

	As of September 30, 2005	As of December 31, 2004
Loss and LAE reserves by type:
Case	$49.1	$53.5
IBNR	88.0	105.8
Portfolio	64.1	67.2
Total	$201.2	$226.5

	As of September 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$7.9	$27.9	$0.5	$36.3	$12.8	$49.1
IBNR	—	—	8.2	8.2	79.8	88.0
Portfolio	10.7	50.9	2.5	64.1	—	64.1
Total	$18.6	$78.8	$11.2	$108.6	$92.6	$201.2

	As of December 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$4.3	$29.1	$0.8	$34.2	$19.3	$53.5
IBNR	—	—	8.5	8.5	97.3	105.8
Portfolio	15.6	49.7	1.9	67.2	—	67.2
Total	$19.9	$78.8	$11.2	$109.9	$116.6	$226.5

Assured Guaranty Ltd.

Investment Portfolio

as of September 30, 2005

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$179.3	4.0%	$181.7	$7.2
Agency obligations	184.4	5.3%	189.4	9.7
Foreign government securities	17.1	4.9%	17.4	0.8
Obligations of states and political subdivisions	330.7	4.7%	348.0	15.6
Insured obligations of state and political subdivisions	508.5	4.8%	540.0	24.6
Corporate securities	137.9	5.6%	143.1	7.7
Mortgage-backed securities:
Pass-thrus	556.3	5.0%	556.1	28.0
PACs	76.3	4.6%	75.6	3.5
Asset-backed securities	141.6	4.2%	141.3	5.9
Total fixed maturity securities available for sale	2,132.1	4.8%	2,192.5	103.1
Short-term investments	62.8	3.3%	62.8	2.0
Total investments	$2,194.9	4.8%	$2,255.3	$105.1

	Fair Value	%
Ratings distribution(1):
Treasury and U.S. government obligations	$181.7	8.3%
Agency obligations	189.4	8.6%
AAA/Aaa	1,474.9	67.3%
AA/Aa	252.5	11.5%
A/A	94.0	4.3%
BBB/Baa	—	—
Total	$2,192.5	100.0%

Duration of investment portfolio (in years):		4.4

(1)  Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

	Gross Par Written		As of September 30, 2005:
Sector	3Q 2005	3Q 2004	Net Par Outstanding	%	Avg. Rating (7)
U.S. public finance
General obligation	$292	$289	$11,690	12.0%	A+
Municipal utilities	142	422	10,463	10.8%	A+
Tax backed	295	679	10,445	10.7%	A+
Healthcare	342	336	6,223	6.4%	A
Transportation	292	50	6,102	6.3%	A
Investor-owned utilities	120	147	1,392	1.4%	A-
Housing	14	25	1,165	1.2%	AA-
Higher education	65	56	1,135	1.2%	A+
Structured municipal (1)	—	—	988	1.0%	AAA
Other public finance (2)	6	11	734	0.8%	A+
Total public finance	$1,568	$2,015	$50,337	51.7%	A+

U.S. structured finance
CDOs (3)	$3,698	$221	$18,794	19.3%	AA+
Mortgage-backed and home equity	794	655	9,247	9.5%	AA-
Commercial receivables (4)	294	161	4,349	4.5%	AA-
Consumer receivables (5)	25	554	2,439	2.5%	A
Other structured finance (6)	132	133	1,627	1.7%	AA
Single name corporate CDS	—	—	11	—	A
Total structured finance	$4,943	$1,724	$36,467	37.5%	AA

International
Structured finance	$284	$(364)	$6,096	6.3%	AA-
Project finance/PFI/PPP	56	230	3,222	3.3%	BBB+
Public finance	10	524	1,197	1.2%	A-
Total international	$350	$390	$10,516	10.8%	A

Total exposures	$6,862	$4,130	$97,320	100.0%	AA-

Mortgage guaranty risk in force	$—	$136	$2,389	NA	NA

(1)  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)  Other public finance: primarily includes student loans and government-sponsored project finance.

(3)  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	September 30, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$31,247	32.1%	$29,696	31.1%
AA/Aa	19,981	20.5%	19,856	20.8%
A/A	30,579	31.4%	31,393	32.8%
BBB/Baa	14,186	14.6%	13,137	13.7%
Below investment grade	1,327	1.4%	1,509	1.6%
Total exposures	$97,320	100.0%	$95,592	100.0%

Distribution by ratings of CDO exposure

	September 30, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$16,760	79.3%	$12,975	75.2%
AA/Aa	3,617	17.1%	2,784	16.1%
A/A	449	2.1%	1,155	6.7%
BBB/Baa	194	0.9%	216	1.3%
Below investment grade	112	0.5%	116	0.7%
Total exposures	$21,132	100.0%	$17,246	100.0%

Distribution of CDOs by year of issue as of September 30, 2005

	Net Par Outstanding	%
1999 and prior	$47	0.2%
2000	576	2.7%
2001	4,239	20.1%
2002	3,538	16.7%
2003	3,589	17.0%
2004	1,586	7.5%
2005 year to date	7,557	35.8%
	$21,132	100.0%

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of September 30, 2005

U.S.:	Net Par Outstanding	%
California	$7,324	7.5%
New York	5,694	5.9%
Texas	3,452	3.5%
Illinois	2,846	2.9%
Florida	2,708	2.8%
New Jersey	2,285	2.3%
Massachusetts	2,258	2.3%
Pennsylvania	2,204	2.3%
Washington	1,766	1.8%
Puerto Rico	1,530	1.6%
Other states	18,269	18.8%
Mortgage and structured (multiple states)	36,467	37.5%
Total U.S.	$86,804	89.2%

International:
United Kingdom	$5,647	5.8%
Germany	902	0.9%
Australia	796	0.8%
Turkey	367	0.4%
Brazil	334	0.3%
Other	2,469	2.5%
Total International	$10,516	10.8%

Total exposures	$97,320	100.0%

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of September 30, 2005

(dollars in millions)

Non-Investment Grade Exposures by:

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (6)

Public finance
Transportation	20.5	$226.9	B
Healthcare	11.3	25.5	BB-
General obligation	8.9	1.0	BB+
Other public finance (1)	14.1	3.5	D
Investor-owned utilities	15.2	11.5	BB-
Municipal utilities	11.2	13.4	C
Tax backed	9.8	9.4	B
Housing	12.0	4.6	B+
Higher education	12.0	1.0	BB+
Project Finance / PPI / PPP	16.3	204.2	B+
Total public finance	17.6	$500.9	B

Structured finance
Consumer receivables (2)	3.6	$255.7	BB
Mortgage-backed and home equity	10.9	177.6	CCC+
Commercial receivables (3)	8.8	274.5	B+
CDOs (4)	3.3	112.2	B-
Other structured finance (5)	5.2	6.2	CCC-
Total structured finance	6.9	$826.2	B+

Total non-investment grade exposures	10.9	$1,327.1	B+

Top Ten Non-Investment Grade Exposures as of September 30, 2005

Name or Description	Average Rating	Weighted Average Remaining Life	Net Par Outstanding
Public Finance Domestic Project Finance Transaction	B	21.9	$176
Public Finance International Project Finance Transaction	B	17.8	170
Structured Finance Domestic Credit Card Transaction	BB	3.8	155
Structured Finance Domestic EETC Transaction	B+	9.0	144
Structured Finance Domestic Credit Card Transaction	BB+	3.4	79
Structured Finance Domestic Manufactured Housing Transaction	CCC+	6.8	75
Structured Finance Domestic EETC Transaction	BB	9.8	67
International Airport Facility	BB	8.1	34
Public Finance Domestic Transportation Transaction	BB+	13.1	29
Synthetic CDO - IG Corporate	D	0.1	25
Total	BB-	11.4	$953

(1)  Other public finance: primarily includes student loans and government-sponsored project finance.

(2)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(3)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(4)  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(5)  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(6)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	September 30, 2005
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$95,713	98.4%

Closely monitored credits:
Category 1	993	1.0%	43
Category 2	353	0.4%	11
Category 3	149	0.1%	18
Category 4	12	—	10
CMC Total	1,507	1.5%	82

Other below investment grade risk	100	0.1%	137
Total	$97,320	100.0%

	December 31, 2004
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$93,602	97.9%

Closely monitored credits:
Category 1	1,490	1.6%	35
Category 2	165	0.2%	9
Category 3	70	0.1%	16
Category 4	12	—	8
CMC Total	1,737	1.8%	68

Other below investment grade risk	253	0.3%	144
Total	$95,592	100.0%

(1)  Our risk management department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). Credits that are not included in the closely monitored credit list are categorized as fundamentally sound, normal risk.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 2)

as of September 30, 2005

(dollars in millions)

10 Largest U.S. Public Finance Exposures

Revenue Source	Net Par Outstanding	Rating(1)
California State General Obligation & Leases	$790	A-
New Jersey State General Obligation & Leases	747	AA-
Long Island Power Authority	711	A-
New York City General Obligation	640	A
New York City Municipal Water Finance Authority	629	AA+
Denver Colorado Airport System	627	A
Massachusetts State General Obligation & Bay Transportation	583	AA-
Jefferson County Alabama Sewer	578	A
Houston Texas Water & Sewer System	562	A+
Chicago Illinois General Obligation	536	A+
Total top 10 public finance exposures	$6,404

10 Largest U.S. Structured Finance Exposures

Revenue Source	Net Par Outstanding	Rating(1)
Park Place 2004-MHQ1 Class A-1	$1,036	AAA
Structured Finance Corporate Pool	781	AA
Synthetic CDO - IG Corporate	740	AAA
Ameriquest Mortgage Inc. 2004-R10 A-1	685	AAA
Argent Securities Inc. 2004-W11 A-1	640	AAA
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG Corporate	571	AAA
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	500	AAA
Field Point I & II, Limited Class A1 & A2	447	AA-
Total top 10 structured finance exposures	$6,545

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)

as of September 30, 2005

(dollars in millions)

10 Largest Healthcare Exposures

Revenue Source	Net Par Outstanding(2)	Rating(1)	State
Public Finance Domestic Hospital System	$205	A-	CA
Public Finance Domestic Hospital System	187	A+	TX
Public Finance Domestic Hospital System	176	AA-	CA
Public Finance Domestic Hospital System	158	AA	MO
Public Finance Domestic Hospital System	113	A+	PA
Public Finance Domestic Hospital System	112	BBB+	NJ
Public Finance Domestic Hospital System	110	BBB	MD
Public Finance Domestic Hospital - Stand Alone	102	AA	TX
Public Finance Domestic Hospital System	98	BBB+	MN
Public Finance Domestic Health Care - Pool	91	BBB+	MD
Total top 10 healthcare exposures	$1,351

10 Largest International Exposures

Revenue Source	Net Par Outstanding	Rating(1)
Synthetic CDO - IG ABS	$584	AAA
Synthetic CDO - IG Corporate	500	AAA
Structured Finance - International Whole Business Securitization	276	BBB+
Structured Finance - International Equipment Lease Transaction	230	A
Synthetic CDO - IG Corporate	200	AAA
Public Finance - International Project Finance Transaction	190	BBB+
Dekania Europe CDO I PLC	185	AAA
Structured Finance - International Residential Mortgage Transaction	168	A+
Structured Finance - International Future Flow Transaction	165	BBB-
Synthetic CDO - IG Corporate	153	AAA
Total top 10 international exposures	$2,650

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of September 30, 2005			As of December 31, 2004
	AGC	AG Re (1)	Consolidated	AGC	AG Re (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$226	$352	$578	$406	$186	$592
Contingency reserve	556	—	556	518	—	518
Policyholders’ surplus	283	676	959	237	596	833
Loss & loss adjustment expense reserves	13	114	127	32	103	135
Total policyholders’ surplus & reserves	$1,078	$1,142	$2,220	$1,193	$885	$2,078

Claims paying resources
Policyholders’ surplus	$283	$676	$959	$237	$596	$833
Contingency reserve	556	—	556	518	—	518
Qualified statutory capital	839	676	1,515	755	596	1,351
Unearned premium reserve (2)	226	352	578	406	186	592
Loss & loss adjustment expense reserves	13	114	127	32	103	135
Total policyholders’ surplus & reserves	1,078	1,142	2,220	1,193	885	2,078
Present value of installment premium	241	161	402	268	132	400
Standby line of credit/stop loss	455	—	455	255	—	255
Total claims paying resources	$1,774	$1,303	$3,077	$1,716	$1,017	$2,734

Net par insured outstanding	$53,116	$44,203	$97,320	$74,001	$21,590	$95,592
Net debt service outstanding	$71,537	$67,556	$139,093	$105,831	$30,288	$136,120

Ratios:

Net par insured to statutory capital	63:1	65:1	64:1	98:1	36:1	71:1
Capital ratio(3)	85:1	100:1	92:1	140:1	51:1	101:1
Financial resources ratio(4)	40:1	52:1	45:1	62:1	30:1	50:1

(1) AG Re numbers are our estimate of US statutory as the company files Bermuda statutory financial statements.

(2) Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3) Capital ratio is net par and interest insured divided by qualified statutory capital.

(4) Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	YTD 2005	2004	2003	2002	2001	2000
GAAP Summary Income Statement Data
Gross premiums written	$194.1	$190.9	$349.2	$417.2	$442.9	$206.0
Net earned premiums	150.9	187.9	310.9	247.4	293.5	140.7
Net investment income	71.2	94.8	96.3	97.2	99.5	98.1
Total expenses	29.2	114.6	266.1	218.8	282.8	131.8
Income before provision for income taxes	187.6	233.3	246.2	83.2	110.1	118.1
Net income	150.3	182.8	214.5	72.6	63.8	93.2
Operating income	155.4	141.1	127.3	115.7	96.1	87.6

Net income per diluted share	$2.02	$2.44	$2.86	$0.97	$0.85	$1.24
Operating income per diluted share	$2.09	$1.88	$1.70	$1.54	$1.28	$1.17

Financial Ratios
Loss and LAE ratio	-45.9%	-17.0%	46.5%	48.6%	60.5%	21.6%
Expense ratio	56.5%	65.4%	37.2%	35.5%	30.6%	61.2%
Combined ratio	10.6%	48.4%	83.7%	84.1%	91.1%	82.8%

GAAP Summary Balance Sheet Data (end of period)
Total investments and cash	$2,262.4	$2,157.9	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,766.7	2,694.0	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserves	527.9	521.3	625.4	613.3	500.3	444.6
Loss and LAE reserves	201.2	226.5	522.6	458.8	401.1	171.0
Long-term debt	197.3	197.4	75.0	75.0	150.0	150.0
Shareholders’ equity	1,633.6	1,527.6	1,437.6	1,257.2	1,061.6	994.5
Book value per share	$21.81	$20.19	$19.17	$16.76	$14.15	$13.26

Other Financial Information
Net debt service outstanding (end of period)	$139,093	$136,120	$130,047	$124,082	$117,909	$102,744
Net par outstanding (end of period)	97,320	95,592	87,524	80,394	75,249	65,756
Gross par outstanding (end of period)	100,281	98,221	90,366	83,067	79,883	67,730

Consolidated qualified statutory capital	1,515	1,351	1,216	1,133	1,095	1,004
Consolidated policyholders’ surplus & reserves	2,220	2,078	1,145	2,041	1,744	1,482

Ratios:
Par insured to statutory capital	64:1	71:1	72:1	71:1	69:1	66:1
Capital ratio(1)	92:1	101:1	107:1	110:1	108:1	102:1
Financial resources ratio(2)	45:1	50:1	43:1	40:1	50:1	56:1

Debt service written:
Public finance	$10,791	$14,493	$12,130	$14,312	$8,694	$7,385
Structured finance	11,893	16,477	11,038	13,210	12,627	9,054
Total debt service written	$22,684	$30,970	$23,168	$27,522	$21,321	$16,439

U.S.	$19,952	$27,073	$19,346	$25,453	$19,196	$15,451
International	2,732	3,897	3,822	2,069	2,125	988
Total debt service written	$22,684	$30,970	$23,168	$27,522	$21,321	$16,439

(1) Capital ratio is net par and interest insured divided by qualified statutory capital.

(2) Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the operating supplement:

(a) PVP, which is a non-GAAP measure, represents gross premiums related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.   We use 6% as the present value discount because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  Present value of installment premiums in-force, which is a non-GAAP measure, represents our future premiums on our in-force book of installment premium business in our financial guaranty direct and financial guaranty reinsurance segments. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe PVP and Present value of installment premiums in-force are useful measures for management, equity analysts and investors because they permit the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of: the financial guaranty and mortgage guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com

Assured Guaranty Ltd.	Michael Walker
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08 Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com